EARNINGs PER SHARE	12 Months Ended
Mar. 31, 2026
Net earnings (losses) per share attributable to ordinary shareholders
EARNINGs PER SHARE

17. EARNINGs PER SHARE

The holders of the Company’s Class A and Class B common stock (together, “common stock”) have identical liquidation and dividend rights but different voting rights. Accordingly, the Company present the earnings per share (EPS) for Class A and Class B common stock together. The following table shows the computation of basic and diluted earnings per share:

	Year ended March 31,
	2024	2025	2026
	USD	USD	USD

Net income (loss) attributable to common stockholders	1,091,285	(6,981,068)	(13,291,167)

Weighted average basic and diluted shares	1,406,250	1,542,894	3,218,957

Basic and diluted earnings per share	0.78	(4.52)	(4.13)